Letter of Credit	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Letter of Credit

Note 9. Letter of Credit

The Company maintains a $350 thousand letter of credit in favor of its former landlord pursuant to the terms of the lease for its Rutherford facility. At December 31, 2019 and 2018, the letter of credit was fully secured by the restricted cash disclosed on the Company’s Consolidated Balance Sheets. In addition, under the assignment of leases related to the Company’s New Jersey headquarters, the Buyer became obligated to replace a $350 thousand letter of credit held by the New Jersey landlord and secured by the Company’s cash collateral in August 2019; however, the letter of credit was not replaced until April 2020. The cash collateral was released on May 20, 2020.